UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 19, 2025

EQT Private Equity Company LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	000-56683	99-3903361
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1114 Avenue of the Americas, 45th Floor, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

(917) 281-0850

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 22, 2025, EQT Private Equity Company LLC (the “Company”) entered into a Dealer-Manager Agreement (the “Dealer-Manager Agreement”) with EQTE Brokerage LLC (d/b/a EQT Partners BD, LLC) (the “Dealer-Manager”), an affiliate of EQT AB and the Company.

Pursuant to the Dealer-Manager Agreement, the Dealer-Manager will solicit sales of the Company’s shares authorized for issue in accordance with the Company’s confidential Private Placement Memorandum (the “PPM”) and will provide certain administrative and shareholder services to the Company, subject to the terms and conditions set forth in the Dealer-Manager Agreement. The Dealer-Manager will receive certain front-end sales charges, distribution fees, servicing fees and certain other fees as described in the PPM.

The foregoing summary description of the Dealer-Manager Agreement does not purport to be complete and is qualified in its entirety by reference to the Dealer-Manager Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

On March 19, 2025, the Board of Directors of the Company adopted a share repurchase plan (the “Share Repurchase Plan”) relating to the Company’s Class I Shares, Class D Shares, Class S Shares, Class J Shares, Class A-I Shares, Class A-D Shares, Class A-S Shares, Class A-J Shares and Class T Shares. Pursuant to the Share Repurchase Plan, the Company’s shareholders may request that the Company repurchase all or a portion of their shares, subject to the terms and limitations contained in the Share Repurchase Plan.

The Company does not expect to make repurchases under the Share Repurchase Plan until after December 31, 2025.

The foregoing summary description of the Share Repurchase Plan does not purport to be complete and is qualified in its entirety by reference to the Share Repurchase Plan, a copy of which is included as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Share Repurchase Plan

10.1	Dealer-Manager Agreement, dated as of March 22, 2025, between EQTE Brokerage LLC (d/b/a EQT Partners BD, LLC) and EQT Private Equity Company LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT Private Equity Company LLC

By:	/s/ Bethany Oleynick
Name:	Bethany Oleynick
Title:	Legal Director and Secretary

Date: March 25, 2025